UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2006

DUCOMMUN INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-8174	95-0693330
(State of Incorporation)	(Commission File No.)	(IRS Identification No.)

23301 Wilmington Avenue, Carson, California	90745-6209
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (310) 513-7280

N/A

(Former name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of business acquired.

Attached as Exhibit 99.2 are the audited financial statements of Miltec Corporation for the Years Ended September 30, 2005 and 2004.

Attached as Exhibit 99.3 are the unaudited financial statements of Miltec Corporation for the Three Months Ended December 31, 2005 and December 31, 2004.

(b)	Pro forma financial information.

Attached as Exhibit 99.4 are the unaudited pro forma financial information for Ducommun Incorporated for the Year Ended December 31, 2005 and Miltec Corporation for the Year Ended September 30, 2005.

(c)	Exhibits.

99.2	Financial Statements of Miltec Corporation for the Year Ended September 30, 2005 and 2004 and Independent Auditors’ Report.

99.3	Unaudited Financial Statements for Miltec Corporation as of December 31, 2005 and for the Three Month Periods Ended December 31, 2005.

99.4	Unaudited Pro Forma Financial Information for Ducommun Incorporated for the Year Ended December 31, 2005 and Miltec Corporation for the Year Ended September 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCOMMUN INCORPORATED
(Registrant)

By:	/s/ Samuel D. Williams
Samuel D. Williams
Vice President and Controller
(Duly Authorized Officer of the Registrant)

Date: March 21, 2006

EXHIBIT INDEX

99.2	Financial Statements of Miltec Corporation for the Year Ended September 30, 2005 and 2004 and Independent Auditors’ Report.

99.3	Unaudited Financial Statements for Miltec Corporation as of December 31, 2005 and for the Three Month Periods Ended December 31, 2005.

99.4	Unaudited Pro Forma Financial Information for Ducommun Incorporated for the Year Ended December 31, 2005 and Miltec Corporation for the Year Ended September 30, 2005.

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